(GOLDEN GATE FUND LOGO)

              A MUTUAL FUND INVESTING IN GREAT BAY AREA COMPANIES


Dear Fellow Shareholders:

  Thank you for investing in the Golden Gate Fund. We are pleased to announce the Golden Gate Fund has completed its first six months of operations. Although we faced a challenging market environment, we remain confident in our long-term strategy of investing in great Bay Area companies.

  We were either lucky or smart (we'd like to think it was the latter) to avoid the dot.com meltdown that transpired over the past several months. Lack of profitability, negative cash flow and extreme valuations led us to invest elsewhere. Unfortunately, when the dot.com bubble burst, some of it splattered on a few of our holdings. Many internet companies purchased software and hardware over the past few years from companies like Cisco Systems, Oracle, Sun Microsystems and Hewlett-Packard with free-flowing capital provided by enthusiastic investors. However, once many business models proved to be ineffective at generating a positive return on investment, investors were no longer willing to provide an endless stream of capital. Thus, companies were forced to operate on internally generated funds, or terminate operations. Since many firms were still not generating cash flow, their only option became liquidation. These good times in the technology sector lasted longer than many people anticipated, ourselves included. But once the capital faucet began to close, it didn't take much time to come to a slow drip.

  With this phenomenon behind us, where do we go from here? Many things go in cycles, the technology sector not withstanding. The situation in the technology sector has been so good for so long, many investors became blinded by unsustainable gains forgetting the risk. We can assure you, risk is always on our mind. We like to make money in stocks as much as the next guy, but we also remain cognizant of what can go wrong - the dreaded downside. Is the tech sector and internet dead? We think not. In fact, both are alive and well. It has simply become time for investors to stop, reflect on what has happened, and pay closer attention to fundamentals. Unfortunately, to the dismay of many, the internet is not a life changing, continuous provider of wealth to all. Above all, it is not an industry in itself. It is however, an effective communication tool that will continue to grow and add efficiency to all sectors of the economy - consumers, businesses and government. There is no "old" and "new" economy, only one economy in which we all participate.

  As you can see from our diverse holdings, we continue to favor well-known, profitable, market-leading companies that have a history of creating shareholder value. The recent market correction has created many opportunities in our opinion, and we continue to adjust the portfolio to take advantage of market conditions.

  Many of our technology holdings were affected by the downturn in the NASDAQ Composite. As a result, holdings like Cisco Systems, Intel, Sun Microsystems and Hewlett-Packard are currently priced at valuations not seen since 1997 or prior.

  However, all of these companies have added substantial value over the last few years through acquisitions, new product development and market share growth. For these reasons, we remain confident in our technology holdings.

  Our benchmark, the Bloomberg San Francisco Index, depreciated over 34% during the first six months of Fund operations. This created an extremely challenging investment environment. Though we expect significant long-term appreciation, we are pleased our portfolio substantially outperformed the benchmark (depreciating 18% over the same time period).

  Volatility has always been a consideration when investing in technology stocks, but long-term growth potential is attractive. We did not set out to build a technology fund. Consequently, many of our non-technology holdings performed quite well in a difficult market environment. Investments in Wells Fargo, Varian Medical Systems, Chevron, Westamerica Bank and Robert Mondavi generated gains which offset some weakness in technology shares.

  We look forward to 2001 and remain enthusiastic about the prospects for our Fund. As always, call or e-mail us anytime if you have questions or just want to talk about the Fund.

Regards,

/s/Bruce J. Raabe

Bruce J. Raabe, CFA
President and Portfolio Manager

/s/Brian L. Eisenbarth

Brian L. Eisenbarth, CFA
Vice President and Portfolio Manager

                             GOLDEN GATE FUND, INC.
                     100 Larkspur Landing Circle, Suite 102
                           Larkspur, California 94939
               Local: (415) 925-4010    Toll free: (877) 785-5443
                             www.GoldenGateFund.com

                             GOLDEN GATE FUND, INC.

                              TOP TWENTY HOLDINGS

     1. Agilent Technologies, Inc.          11. Hewlett-Packard Co.
     2. ALZA Corp.                          12. Intel Corp.
     3. Applied Materials, Inc.             13. KLA -Tencor Corp.
     4. Catellus Development Corp.          14. Knight-Ridder, Inc.
     5. Chevron Corp.                       15. Oracle Corp.
     6. Cisco Systems, Inc.                 16. Providian Financial Corp.
     7. Clorox Co.                          17. Safeway Inc.
     8. CNF Inc.                            18. Sun Microsystems, Inc.
     9. Fair, Isaac and Co., Inc.           19. Wells Fargo & Co.
    10. Gap, Inc.                           20. Westamerica Bancorp.

                            TOP TEN INDUSTRY GROUPS

                            Semiconductors  (10.3%)
                                Software (9.7%)
                                  Banks (8.3%)
                                Computers (8.0%)
                      Telecommunications Equipment (7.3%)
                           Oil & Gas Producers (6.3%)
                     Diversified Financial Services (6.0%)
                                 Retail (5.2%)
                               Electronics (3.8%)
                             Transportation (3.8%)
                               All Others (29.2%)
                                  Cash (2.1%)

                             GOLDEN GATE FUND, INC.
                            STATEMENT OF NET ASSETS
                         December 31, 2000 (Unaudited)

                                                                      QUOTED
                                                                      MARKET
  SHARES                                                  COST         VALUE
  ------                                                  ----        ------
COMMON STOCKS - 97.9% (A)<F2>

            BANKS - 8.3%
   1,500    Wells Fargo & Co.                          $   65,282   $   83,531
   1,900    Westamerica Bancorp.                           57,485       81,700
                                                       ----------   ----------
                                                          122,767      165,231

            BEVERAGES - 2.2%
     800    The Robert Mondavi
              Corp.*<F1>                                   24,748       43,300

            BIOTECHNOLOGY - 2.9%
   1,300    Chiron Corp.*<F1>                              67,815       57,850

            COMPUTERS - 8.0%
   1,800    Apple Computer, Inc.*<F1>                      46,795       26,775
   2,100    Hewlett-Packard Co.                           104,381       66,281
   2,400    Sun Microsystems, Inc.*<F1>                   100,894       66,900
                                                       ----------   ----------
                                                          252,070      159,956

            DIVERSIFIED FINANCIAL SERVICES - 6.0%
   1,400    Providian Financial
              Corp.                                        62,553       80,500
   1,400    The Charles Schwab
              Corp.                                        50,794       39,725
                                                       ----------   ----------
                                                          113,347      120,225

            EOCOMMERCE - 2.0%
   1,200    eBay Inc.*<F1>                                 60,821       39,600

            ELECTRONICS - 3.8%
   1,400    Agilent
              Technologies, Inc.*<F1>                      71,282       76,650

            FOOD-RETAIL - 3.8%
   1,200    Safeway Inc.*<F1>                              58,731       75,000

            HEALTHCARE - 1.4%
   2,650    VISX, Inc.*<F1>                                73,428       27,660

            HOUSEHOLD PRODUCTS/WARES - 3.6%
   2,000    Clorox Co.                                     74,212       71,000

            MEDIA - 3.4%
   1,200    Knight-Ridder, Inc.                            64,465       68,250

            NETWORKING PRODUCTS - 3.6%
   1,900    Cisco Systems Inc.*<F1>                       109,391       72,675

            OIL & GAS PRODUCERS - 6.3%
   1,000    Chevron Corp.                                  83,707       84,437
   1,000    H.S. Resources, Inc.*<F1>                      43,342       42,375
                                                       ----------   ----------
                                                          127,049      126,812

            PHARMACEUTICALS - 3.2%
   1,500    ALZA Corp.*<F1>                                56,749       63,750

            REAL ESTATE - 3.1%
   3,500    Catellus Development
              Corp.*<F1>                                   61,092       61,250

            RETAIL - 5.2%
   2,500    Gap, Inc.                                      82,771       63,750
   2,000    Williams-Sonoma, Inc.*<F1>                     59,623       40,000
                                                       ----------   ----------
                                                          142,394      103,750

            SEMICONDUCTORS - 10.3%
   1,750    Applied Materials, Inc.*<F1>                  115,089       66,828
   2,050    Intel Corp.                                   112,751       61,628
   2,300    KLA-Tencor Corp.*<F1>                         107,911       77,482
                                                       ----------   ----------
                                                          335,751      205,938

            SOFTWARE - 9.7%
   1,300    Fair, Isaac and Co., Inc.                      57,567       66,300
   5,000    Network Associates, Inc.*<F1>                  63,382       20,937
   2,400    Oracle Corp.*<F1>                              76,712       69,750
   1,100    Symantec Corp.*<F1>                            40,937       36,713
                                                       ----------   ----------
                                                          238,598      193,700

            TELECOMMUNICATIONS EQUIPMENT - 7.3%
   2,250    Adaptec, Inc.*<F1>                             45,699       23,062
   1,500    Advanced Fibre
              Communications, Inc.*<F1>                    70,747       27,094
  10,000    Applied Signal
              Technology, Inc.                             89,430       50,937
   1,100    JDS Uniphase Corp.*<F1>                        93,520       45,856
                                                       ----------   ----------
                                                          299,396      146,949

            TRANSPORTATION - 3.8%
   2,250    CNF Inc.                                       59,124       76,078
                                                       ----------   ----------
            Total common stocks                         2,413,230    1,955,624

SHORT-TERM INVESTMENTS - 3.0% (A)<F2>
            VARIABLE RATE DEMAND NOTE
 $60,083    Wisconsin Corporate Central
              Credit Union                                 60,083       60,083
                                                       ----------   ----------
            Total short-term
              investments                                  60,083       60,083
                                                       ----------   ----------
            Total investments                          $2,473,313    2,015,707
                                                       ----------
                                                       ----------
            Liabilities, less cash and
              Receivables (0.9%) (A)<F2>                               (18,426)
                                                                    ----------
            Net Assets                                              $1,997,281
                                                                    ----------
                                                                    ----------
            Net Asset Value Per Share
              ($0.0001 par value 250,000,000
              shares authorized), offering
              and redemption price
              ($1,997,281 / 163,909
              shares outstanding)                                   $    12.19
                                                                    ----------
                                                                    ----------
  *<F1>   Non-income producing security.
(a)<F2>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

                             GOLDEN GATE FUND, INC.
                            STATEMENT OF OPERATIONS
         For the Period from June 30, 2000 (commencement of operations)
                        to December 31, 2000 (Unaudited)

INCOME:
   Dividends                                                         $   6,604
   Interest                                                              3,480
                                                                     ---------
       Total Income                                                     10,084
                                                                     ---------

EXPENSES:
   Transfer agent fees                                                  17,517
   Management fees                                                       9,078
   Custodian fees                                                        4,294
   Distribution fees                                                     2,270
   Professional fees                                                     2,050
   Administrative services                                               1,815
   Printing and postage expense                                            532
   Registration fees                                                       482
   Other expenses                                                          686
                                                                     ---------
       Total expenses before reimbursement                              38,724
   Less expenses assumed by adviser                                    (21,022)
                                                                     ---------
       Net expenses                                                     17,702
                                                                     ---------
NET INVESTMENT LOSS                                                     (7,618)
                                                                     ---------
NET REALIZED GAIN ON INVESTMENTS                                        39,065

NET DECREASE IN UNREALIZED APPRECIATION ON INVESTMENTS                (457,606)
                                                                     ---------
NET LOSS ON INVESTMENTS                                               (418,541)
                                                                     ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                 $(426,159)
                                                                     ---------
                                                                     ---------

  The accompanying notes to financial statements are an integral part of this statement.

                             GOLDEN GATE FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
         For the Period from June 30, 2000 (commencement of operations)
                        to December 31, 2000 (Unaudited)

OPERATIONS:
   Net investment loss                                              $   (7,618)
   Net realized gain on investments                                     39,065
   Net decrease in unrealized appreciation on investments             (457,606)
                                                                    ----------
       Net decrease in net assets resulting from operations           (426,159)
                                                                    ----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (157,248 shares)                      2,323,508
   Cost of shares redeemed (6 shares)                                      (73)
                                                                    ----------
       Net increase in net assets derived
         from Fund share activities                                  2,323,435
                                                                    ----------
       TOTAL INCREASE                                                1,897,276

NET ASSETS AT THE BEGINNING OF THE PERIOD                              100,005
                                                                    ----------
NET ASSETS AT THE END OF THE PERIOD                                 $1,997,281
                                                                    ----------
                                                                    ----------

  The accompanying notes to financial statements are an integral part of these statements.

                              FINANCIAL HIGHLIGHTS
  (Selected Data for each share of the Fund outstanding throughout the period)

                                                              (UNAUDITED)
                                                          FOR THE PERIOD FROM
                                                         JUNE 30, 2000+<F3> TO
                                                           DECEMBER 31, 2000
                                                         ---------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                             $15.00
Income from investment operations:
   Net investment loss                                            (0.05)
   Net realized and unrealized loss on investments                (2.76)
                                                                 ------
Total from investment operations                                  (2.81)
Less distributions:
   Dividend from net investment income                               --
   Distribution from net realized gains                              --
                                                                 ------
Total from distributions                                             --
                                                                 ------
Net asset value, end of period                                   $12.19
                                                                 ------
                                                                 ------

TOTAL INVESTMENT RETURN                                          (18.7%)*<F4>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                            1,997
Ratio of expenses (after reimbursement)
  to average net assets (b)<F6>                                   1.95% (a)<F5>
Ratio of net investment loss
  to average net assets (c)<F7>                                  (0.84%) (a)<F5>
Portfolio turnover rate                                           54.5%

  +<F3>   Commencement of operations.
  *<F4>   Not annualized.
(a)<F5>   Annualized.
(b)<F6> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratio would have been 4.26% (a)<F5>.
(c)<F7> If the Fund had paid all of its expenses, the ratio would have been (3.15%) (a)<F5>.

  The accompanying notes to financial statements are an integral part of these statements.

                             GOLDEN GATE FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS
                         December 31, 2000 (Unaudited)

(1)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

      The following is a summary of significant accounting policies of the Golden Gate Fund, Inc. (the "Fund"), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund was incorporated under the laws of Maryland on April 25, 2000. The investment objective of the Fund is to produce long-term capital appreciation principally through investing in common stocks of United States companies headquartered in the greater San Francisco Bay Area.

      (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments (securities with maturities of 60 days or less) are valued at amortized cost which approximates quoted market value. For financial reporting purposes, investment transactions are recorded on trade date. Cost amounts as reported on the statement of net assets are substantially the same for Federal income tax purposes.

      (b) Net realized gains and losses on common stock are computed on the identified cost basis.

      (c) Provision has not been made for Federal income taxes since the Fund will elect to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

      (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

      (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and the Fund does not anticipate nonperformance by these counterparties.

      (f) Generally accepted accounting principles require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

      (g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

      The Fund has a management agreement with Collins & Co. LLC (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay the Adviser a monthly management fee at the annual rate of 1% of the daily net assets.

      The Adviser has voluntarily reimbursed the Fund for expenses over 1.95% of the daily net assets of the Fund. These reimbursements amounted to $21,022. These voluntary reimbursements may be modified at any time by the Adviser.

      The Fund has an administrative agreement with Fiduciary Management, Inc. ("FMI") with whom an officer of the Fund is affiliated, to supervise all aspects of the Fund's operations except those performed by the Adviser. Under the terms of the agreement, the Fund will pay FMI a monthly administrative fee at the annual rate of 0.2% of the daily net assets up to and including $30,000,000 and 0.1% of the daily net assets of the Fund in excess of $30,000,000.

      The Fund has entered into a Distribution Plan (the "Plan"), pursuant to 12b-1 under the Investment Company Act of 1940. The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Funds average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year.

(3)   DISTRIBUTION TO SHAREHOLDERS --

      Net investment income and net realized gains, if any, are distributed to shareholders.

(4)   INVESTMENT TRANSACTIONS --

      For the period ending December 31, 2000, purchases and proceeds of sales of investment securities (excluding short-term investments) were $3,252,743 and $878,578, respectively.

(5)   ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

      As of December 31, 2000, liabilities of the Fund included the following:

      Payable to the Adviser for
        management fees                $1,663
      Other liabilities                 1,564

(6)   SOURCES OF NET ASSETS --

      As of December 31, 2000, the sources of net assets were as follows:

      Fund shares issued and outstanding          $2,423,440
      Net unrealized depreciation on
        investments                                (457,606)
      Accumulated net realized gains
        on investments                                31,447
                                                  ----------
                                                  $1,997,281
                                                  ----------
                                                  ----------

      Aggregate net unrealized depreciation as of December 31, 2000, consisted of the following:

      Aggregate gross unrealized
        appreciation                              $  148,876
      Aggregate gross unrealized
        depreciation                                (606,482)
                                                  ----------
      Net unrealized depreciation                 $ (457,606)
                                                  ----------
                                                  ----------

                               BOARD OF DIRECTORS

                      THOMAS M. COMPARET, Attorney at Law
            DAVID C. CUNEO, Partner, Calegari & Morris, Accountants
         BRIAN L. EISENBARTH, Portfolio Manager, Collins & Company, LLC
         JUDD C. IVERSEN, Program Director, University of San Francisco
       JOHANNA L. LONGFELLOW, Executive Secretary, Collins & Company, LLC
        BRUCE J. RAABE, Chief Investment Officer, Collins & Company, LLC
 MELINDA VAN DER REIS, Professional Recruitment Manager, Townsend & Townsend &
                                   Crew, LLP

                               FIRSTAR BANK, N.A.
                                   Custodian

                       FIRSTAR MUTUAL FUND SERVICES, LLC
                  Transfer Agent and Dividend Disbursing Agent

                             COLLINS & COMPANY, LLC
                               Investment Adviser

                           PRICEWATERHOUSECOOPERS LLP
                            Independent Accountants

                                FOLEY & LARDNER
                                 Legal Counsel

                             GOLDEN GATE FUND, INC.
                     100 Larkspur Landing Circle, Suite 102
                           Larkspur, California 94939
               Local: (415) 925-4010    Toll free: (877) 785-5443
                             www.GoldenGateFund.com

This material is appropriate for use by prospective investors only when accompanied or preceded by the Fund's current prospectus, which contains more complete information, including fees and expenses. Please read it carefully before investing. Past performance is no guarantee of future results. The value of securities will fluctuate so that when redeemed, shares may be worth more or less than their original cost.